SECURITIES AND EXCHANGE COMMISSION

     Washington, D. C. 20549



     FORM 8-K

     CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934


     Date of Report:  January 24, 1994


     BELLSOUTH CORPORATION
     (Exact name of registrant as specified in its charter)



        Georgia                 1-8607                  58-1533433
     (State or other         (Commission              (IRS Employer
     jurisdiction of          File Number)             Identification
     incorporation)                                    No.)


     1155 Peachtree Street, N. E., Atlanta, Georgia 30367-6000
           (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code (404) 249-2000

Item 5.  Other Events

                BellSouth Corporation reported a loss for the fourth quarter of 56 cents. Adjusted for previously announced restructuring and other charges that totaled $1.56 per share, fourth quarter earnings would have been $1.00 per share.

                The fourth quarter included one-time charges of $1.40 per share for restructuring, 9 cents per share related to the initial impact of the settlement of a rate proceeding in Florida, and 5 cents per share for debt refinancings, resulting in a reported net loss of $276.0 million, or 56 cents per share. This compared with reported net income of $353.4 million, or 72 cents per share, in the same period of 1992. The new higher corporate income tax rate decreased quarterly earnings by 2 cents per share in 1993.

                For the year 1993, BellSouth reported earnings per share of $1.77 compared with $3.30 in 1992. Excluding the effects of all one-time and unusual items in both years, earnings per share of $3.72 in 1993 increased 13 percent compared with earnings per share $3.29 in 1992.

                Revenues reached $4.12 billion in the fourth quarter of 1993, up 5.5 percent compared with the same quarter a year earlier. Quarterly operating expenses increased just 0.6 percent, excluding the restructuring and Florida settlement charges in 1993, and expenses related to Hurricane Andrew in 1992.

                The company reported an access line increase of 179,200 in the final three months of 1993, 38 percent higher than the increase of 130,100 in the fourth quarter of 1992. For 1993 as a whole, the number of BellSouth access lines serving customers increased 684,600, surpassed only by the company's record increase of 693,500 in 1987. BellSouth served 19,362,000 access lines at the close of 1993.

                U.S. cellular customers increased to 1,559,100 at year end, up 39 percent from December 31, 1992. In BellSouth's eight overseas cellular markets, customers increased during the year by more than 114,000 or 148 percent, to 192,200. In Latin America, 96 percent customer growth helped the company's cellular operations contribute positively to earnings in 1993.

                For the year, BellSouth's reported net income, including restructuring and one-time charges, was $880.1 million, compared with $1.62 billion in 1992. Revenues of $15.9 billion in 1993 exceeded the previous year by $678 million, or 4.5 percent. Annual operating expenses increased 3.2 percent, excluding the impacts of the restructuring, Florida settlement and Hurricane Andrew.

                First quarter 1993 earnings will be restated to reflect an accounting change related to the retroactive adoption of Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Postemployment Benefits." This new accounting standard covers the accounting for certain benefits such as workers' compensation and disability payments.

BELLSOUTH CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In Millions, Except Per Share Amounts)

                             For the Three Months     For the Twelve Months
                             Ended December 31,       Ended December 31,
                               1993         1992        1993        1992
                             (Unaudited)  (Unaudited) (Unaudited)
Operating Revenues:
  Network and Related
   Services
    Local service            $1,664.4     $1,586.3     $6,577.3    $6,236.0
    Interstate access           763.5        741.0      2,991.2     2,945.6
    Intrastate access           226.1        215.4        881.9       871.8
    Toll                        308.7        301.1      1,219.5     1,248.8
  Directory advertising
   and publishing               426.5        467.8      1,515.4     1,459.8
  Wireless communications       424.3        334.0      1,553.4     1,195.6
  Other services                311.3        264.5      1,141.6     1,244.0
     Total Operating
      Revenues                4,124.8      3,910.1     15,880.3    15,201.6

Operating Expenses:
  Cost of services
   and products               1,461.6      1,515.6      5,865.1     5,681.3
  Depreciation                  822.0        787.0      3,103.8     3,032.2
  Selling, general
   and administrative           987.3        903.6      3,487.9     3,327.4
  Restructuring charge        1,136.4         -         1,136.4        -
     Total Operating
      Expenses                4,407.3      3,206.2     13,593.2    12,040.9

Operating Income (Loss)        (282.5)       703.9      2,287.1     3,160.7
Interest Expense                168.4        175.3        689.0       746.4
Other Income
 (Expense), net                 (26.0)        23.0          7.6       177.6

Income (Loss) Before Income
 Taxes, Extraordinary Loss
 and Cumulative Effect of
 Change in Method of
 Accounting                    (476.9)       551.6      1,605.7     2,591.9
Provision for Income Taxes     (224.3)       198.2        571.6       933.5

Income (Loss) Before
 Extraordinary Loss and
 Cumulative Effect of Change
 in Method of Accounting       (252.6)       353.4      1,034.1     1,658.4
Extraordinary Loss on Early
  Extinguishment of
   Debt, net of tax             (23.4)        -           (86.6)      (40.7)
Cumulative Effect of Change
  in Method of Accounting,
   net of tax (A)                -            -          (67.4)        -
Net Income (Loss)            $ (276.0)    $  353.4     $  880.1    $1,617.7

Weighted Average Common
  Shares Outstanding            496.5        493.7        496.1       490.8
Dividends Declared
  Per Common Share           $    .69     $    .69     $   2.76    $   2.76
Earnings Per Share:
  Income (Loss) Before
   Extraordinary Loss and
   Cumulative Effect of
   Change in Method of
   Accounting, net of tax    $   (.51)    $    .72     $   2.08    $   3.38
  Extraordinary Loss on
   Early Extinguishment
   of Debt, net of tax           (.05)        -            (.17)       (.08)
  Cumulative Effect of
   Change in Method of
   Accounting, net of tax (A)    -            -            (.14)       -
     Net Income (Loss)       $   (.56)    $    .72     $   1.77    $   3.30

(A) In the fourth quarter of 1993, BellSouth adopted Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Postemployment Benefits." Because the change in accounting is retroactive to January 1, 1993, results for the first quarter of 1993 have been restated to reflect the one-time charge of $67.4 ($.14 per share) for adoption of the accounting standard.

BELLSOUTH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Millions)

                                                December 31,     December 31,
                                                   1993             1992
                                                (Unaudited)
ASSETS
Current Assets:
  Cash and cash equivalents                     $   501.5        $   265.5
  Temporary cash investments                         49.0             80.6
  Accounts receivable, net of allowance
   for uncollectibles of $149.6 and $123.0        2,985.2          2,692.5
Material and supplies                               418.7            430.6
  Other current assets                              364.6            201.8
                                                  4,319.0          3,671.0
Investments and Advances                          2,039.4          1,087.1

Property, Plant and Equipment:
  Telephone plant and other equipment            41,974.8         39,800.9
    Less: Accumulated Depreciation               17,307.0         15,528.3
                                                 24,667.8         24,272.6

Deferred Charges and Other Assets                   512.2            630.2

Intangible Assets                                 1,334.9          1,801.8

     Total Assets                               $32,873.3        $31,462.7

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Debt maturing within one year                 $ 1,838.6        $ 1,634.6
  Accounts payable                                  979.0          1,077.2
  Other current liabilities                       2,943.8          2,310.4
                                                  5,761.4          5,022.2
Long-Term Debt:
  Debentures                                      4,200.7          6,263.0
  Other long-term debt                            3,180.0          1,096.7
                                                  7,380.7          7,359.7

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes               3,465.3          3,715.8
  Unamortized investment tax credits                515.9            604.3
  Other liabilities and deferred credits          2,255.8            962.1
                                                  6,237.0          5,282.2
Shareholders' Equity:
  Common stock, $1 par value                        501.6            493.8
  Paid-in capital                                 8,009.4          7,609.6
  Retained earnings                               5,919.3          6,395.4
  Shares held in trust                             (292.6)             -
  Guarantee of ESOP debt                           (643.5)          (700.2)
                                                 13,494.2         13,798.6
     Total Liabilities & Shareholders' Equity   $32,873.3        $31,462.7

PRELIMINARY (UNAUDITED)


January 24, 1994

BELLSOUTH FINANCIAL HIGHLIGHTS
SELECTED DATA


                                     Three Months Ended      Three Months Ended
                                     December 31, 1993       December 31, 1992


Return to equity                           (7.9%)                   10.3%

Return to average total capital            (2.3%)                    8.8%

Weighted average common shares
 and equivalent shares
 outstanding (millions)                    496.5                   493.7

Earnings per share                     $    (.56)              $     .72

Dividend per share                     $     .69               $     .69

Property Additions (millions)          $ 1,019.5               $ 1,145.7



                                                   At December 31,
                                            1993                    1992

Common shares outstanding (millions)       496.1                   493.8

Debt ratio                                  40.2%                   39.0%

Total Employees                           95,084                  97,112

PRELIMINARY (UNAUDITED)


January 24, 1994

BELLSOUTH FINANCIAL HIGHLIGHTS
SELECTED DATA


                                   Twelve Months Ended     Twelve Months Ended
                                    December 31, 1993       December 31, 1992


Return to equity                             6.3%                   11.9%

Return to average total capital              6.1%                    9.8%

Weighted average common shares
 and equivalent shares
 outstanding (millions)                    496.1                   490.8

Earnings per share                     $    1.77               $    3.30

Dividend per share                     $    2.76               $    2.76

Property Additions (millions)          $ 3,630.8               $ 3,265.6

BELLSOUTH TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In Millions)

                             For the Three Months     For the Twelve Months
                             Ended December  31,      Ended December 31,
                               1993         1992        1993        1992
                             (Unaudited)  (Unaudited) (Unaudited)
Operating Revenues:
  Network and Related
   Services
    Local service            $1,664.4     $1,586.3     $6,577.3    $6,236.0
    Interstate access           763.5        741.0      2,991.2     2,945.6
    Intrastate access           226.1        215.4        881.9       871.8
    Toll                        308.7        301.1      1,219.5     1,248.8
    Other                       511.4        448.3      1,909.7     1,879.9

     Total Operating
      Revenues                3,474.1      3,292.1     13,579.6    13,182.1

Operating Expenses:
  Cost of services
   and products               1,260.0      1,310.7      5,169.4     5,050.6
  Depreciation                  763.9        743.6      2,900.0     2,859.9
  Selling, general
   and administrative           665.3        628.7      2,384.7     2,348.0
  Restructuring charge        1,136.4         -         1,136.4        -

     Total Operating
      Expenses                3,825.6      2,683.0     11,590.5    10,258.5

Operating Income (Loss)        (351.5)       609.1      1,989.1     2,923.6
Interest Expense                137.6        139.0        562.6       583.3
Other Income, net                 8.1          4.8         21.4        75.5

Income (Loss) Before
  Income Taxes, Extraordinary
  Loss and Cumulative Effect
  of Change in Method of
  Accounting                   (481.0)       474.9      1,447.9     2,415.8
Provision for Income Taxes     (228.2)       149.4        461.5       800.8

Income (Loss) Before
  Extraordinary Loss and
  Cumulative Effect of Change
  in Method of Accounting      (252.8)       325.5        986.4     1,615.0
Extraordinary Loss on Early
  Extinguishment of Debt,
   net of tax                   (23.4)        -          (86.6)       (40.7)
Cumulative Effect of Change
  in Method of Accounting,
  net of tax (A)                 -            -           (64.8)
Net Income (Loss)            $ (276.2)    $  325.5     $  835.0    $1,574.3

Retained Earnings:
  At begining of period      $3,910.3     $3,988.9     $3,967.0    $3,983.5
  Net Income (Loss)            (276.2)       325.5        835.0     1,574.3
  Dividends declared           (454.1)      (347.4)    (1,612.3)   (1,587.8)
  Other adjustments              -            -            (9.7)       (3.0)
  At end of period           $3,180.0     $3,967.0     $3,180.0    $3,967.0

(A) In the fourth quarter of 1993, BellSouth Telecommunications adopted Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Postemployment Benefits." Because the change in accounting is retroactive to January 1, 1993, results for the first quarter of 1993 have been restated to reflect the one-time charge of $64.8 for adoption of the accounting standard.

PRELIMINARY (UNAUDITED)

January 24, 1994

BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
SELECTED DATA


                                    Three Months Ended     Three Months Ended
                                    December 31, 1993      December 31, 1992

Property Additions (millions)          $    865.7              $   991.6

Interest Charged Construction          $      5.0              $     4.5
 (millions)

Access Minutes of Use (millions):
 Interstate                              13,591.8               12,842.7

 Intrastate                               3,979.1                3,577.2

IntraLATA toll messages (millions)          302.5                  303.3



                                                  At December 31,
                                             1993                  1992

Debt ratio                                   41.3%                 38.5%

Telephone Employees                        81,415                 82,866

Network access lines in service
 (thousands)                               19,362                 18,677

PRELIMINARY (UNAUDITED)

January 24, 1994

BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
SELECTED DATA


                                    Twelve Months Ended   Twelve Months Ended
                                    December 31, 1993     December 31, 1992

Property Additions (millions)          $  3,113.6              $ 2,927.0

Interest Charged Construction          $     23.7              $    15.3
 (millions)

Access Minutes of Use (millions):
 Interstate                              53,345.0               50,546.4

 Intrastate                              15,260.9               13,994.2

IntraLATA toll messages (millions)        1,251.0                1,280.3

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION



By: /s/Ronald M. Dykes
    Ronald M. Dykes
    Vice President and Comptroller
    January 24, 1994